EXHIBIT D

JOINT FILING AGREEMENT

FORTRESS PRIVATE LENDING FUND

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of August 27, 2025.

AP Fresco Aggregator, L.P.

By:	AP Fresco Aggregator GP, LLC
its general partner

	By:	Apollo Principal Holdings B, L.P.
its member

		By:	Apollo Principal Holdings B GP, LLC
its general partner

			By:	/s/ William B. Kuesel
			Name:	William B. Kuesel
			Title:	Vice President

AP Fresco Aggregator GP, LLC

By:	Apollo Principal Holdings B, L.P.
its member

	By:	Apollo Principal Holdings B GP, LLC
its general partner

		By:	/s/ William B. Kuesel
		Name:	William B. Kuesel
		Title:	Vice President

Apollo Principal Holdings B, L.P.

By:	Apollo Principal Holdings B GP, LLC
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

Apollo Principal Holdings B GP, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

MAPS Equity Holdings, LLC

By:	MAPS TopCo Holdings, LLC
its sole member

	By:	MAPS Borrower, LLC
its sole member

		By:	Apollo S3 Private Markets Fund
its member

			By:	Apollo S3 RIC Management, L.P.
its investment manager

				By:	Sliders Management GP, LLC
its general partner

					By:	Apollo Capital Management, L.P.
its sole member

						By:	Apollo Capital Management GP, LLC
its general partner

							By:	/s/ William B. Kuesel
							Name:	William B. Kuesel
							Title:	Vice President

MAPS TopCo Holdings, LLC

By:	MAPS Borrower, LLC
its sole member

	By:	Apollo S3 Private Markets Fund
its member

		By:	Apollo S3 RIC Management, L.P.
its investment manager

			By:	Sliders Management GP, LLC
its general partner

				By:	Apollo Capital Management, L.P.
its sole member

					By:	Apollo Capital Management GP, LLC
its general partner

						By:	/s/ William B. Kuesel
						Name:	William B. Kuesel
						Title:	Vice President

MAPS Borrower, LLC

By:	Apollo S3 Private Markets Fund
its member

	By:	Apollo S3 RIC Management, L.P.
its investment manager

		By:	Sliders Management GP, LLC
its general partner

			By:	Apollo Capital Management, L.P.
its sole member

				By:	Apollo Capital Management GP, LLC
its general partner

					By:	/s/ William B. Kuesel
					Name:	William B. Kuesel
					Title:	Vice President

Apollo S3 Private Markets Fund

By:	Apollo S3 RIC Management, L.P.
its investment manager

	By:	Sliders Management GP, LLC
its general partner

		By:	Apollo Capital Management, L.P.
its sole member

			By:	Apollo Capital Management GP, LLC
its general partner

				By:	/s/ William B. Kuesel
				Name:	William B. Kuesel
				Title:	Vice President

Apollo S3 RIC Management, L.P.

By:	Sliders Management GP, LLC
its general partner

	By:	Apollo Capital Management, L.P.
its sole member

		By:	Apollo Capital Management GP, LLC
its general partner

			By:	/s/ William B. Kuesel
			Name:	William B. Kuesel
			Title:	Vice President

Sliders Management GP, LLC

By:	Apollo Capital Management, L.P.
its sole member

	By:	Apollo Capital Management GP, LLC
its general partner

		By:	/s/ William B. Kuesel
		Name:	William B. Kuesel
		Title:	Vice President

Apollo Capital Management, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

Apollo Capital Management GP, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

Apollo Management Holdings, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

Apollo Management Holdings GP, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APO Corp.

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Secretary